UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

000-54884

(Commission File Number)

Delaware	98-6088870
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into Material Definitive Agreement

On January 4, 2016, Action Holdings Financial Limited Taiwan Branch (hereafter referred to as “AHFLTW”), a branch of Action Holdings Financial Limited (hereafter referred to as “AHFL”) which is a wholly-owned British Virgin Islands subsidiary of China United Insurance Service, Inc. (hereafter referred to as the “Company” or “CUIS”), entered into a loan agreement with Law Insurance Broker Co., Ltd. (“Law Broker”) (the loan agreement hereafter referred to as the “Loan Agreement with Law Broker”). Law Broker is a wholly owned Taiwan subsidiary of Law Enterprise Co., Ltd. (“Law Enterprise”). Law Enterprise is a 65.95% owned Taiwan subsidiary of AHFL. Mao Yi Hsiao, one of the directors of the Company, also acts as the board chairman of Law Enterprise. In addition, Lee Shu Fen, a director of the Company, also acts as general manager of Law Enterprise and the board chairman of Law Broker.

Pursuant to the Loan Agreement with Law Broker, Law Broker will provide a loan in the amount of 30 million New Taiwan Dollars (NT$) (approximately US$893,682) (the “Loan from Law Broker”) to AHFLTW. The term for the Loan shall be from January 12, 2016 to December 31, 2016 with a fixed annual interest rate at 1.5%. The principal amount of the Loan together with the accrued interest shall be paid in one lump sum before December 31, 2016. The Loan Agreement with Law Broker is included as Exhibit 10.1 to this Current Report on Form 8-K and its terms are incorporated herein by reference.

On January 15, 2016, AHFLTW entered into a loan agreement with Law Enterprise (the loan agreement hereafter referred to as the “Loan Agreement with Law Enterprise”).

Pursuant to the Loan Agreement with Law Enterprise, Law Enterprise will provide a loan in the amount of 10 million NT$ (approximately US$297,894) (the “Loan from Law Enterprise”) to AHFLTW. The term for the Loan shall be from February 15, 2016 to December 31, 2016 with a fixed annual interest rate at 1.5%. The principal amount of the Loan together with the accrued interest shall be paid in one lump sum before December 31, 2016. The Loan Agreement with Law Enterprise is included as Exhibit 10.2 to this Current Report on Form 8-K and its terms are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
10.1	Translation of Loan Agreement between Action Holdings Financial Limited Taiwan Branch and Law Insurance Broker Co. Ltd. dated January 4, 2016

10.2	Translation of Loan Agreement between Action Holdings Financial Limited Taiwan Branch and Law Enterprise Co., Ltd. dated January 15, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: January 19, 2016

	By:	/s/ Mao Yi-Hsiao
	Name:	Mao Yi-Hsiao
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
10.1	Translation of Loan Agreement between Action Holdings Financial Limited Taiwan Branch and Law Insurance Broker Co. Ltd. dated January 4, 2016

10.2	Translation of Loan Agreement between Action Holdings Financial Limited Taiwan Branch and Law Enterprise Co., Ltd. dated January 15, 2016

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